Exhibit 31.1

          Servicer's Sarbanes-Oxley Certification (2002 Transactions)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

          I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2003 and all monthly current reports on Form 8-K containing a copy of the monthly statement to certificateholders (the "Distribution Date Statements") delivered pursuant to Section 5.04(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (each, an "Agreement") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under each Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports;

4. I am responsible for reviewing the activities performed by the servicer under each Agreement and based upon my knowledge and the annual compliance review required under each Agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under each Agreement;

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards, based upon the report provided by an independent public accountant after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure as set forth in the Agreement that is included in these reports; and

6. In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: The Bank of New York.

                                               By:  /s/ Gary K. Bettin
                                                   -----------------------------
                                                   Name:  Gary K. Bettin
                                                   Title: Senior Vice President

                                                                       EXHIBIT I

                         PARTIES                              DATE OF POOLING AGREEMENT             SERIES
=========================================================== =============================== ========================
Bank of America Mortgage Securities, Inc., Bank of          January 24, 2002                        2002-A
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          January 24, 2002                        2002-1
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          February 21, 2002                       2002-B
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          February 21, 2002                       2002-2
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          March 26, 2002                          2002-3
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 25, 2002                          2002-4
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 25, 2002                          2002-C
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 26, 2002                          2002-5
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          May 23, 2002                            2002-D
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          May 23, 2002                            2002-E
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 26, 2002                           2002-F
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 25, 2002                           2002-6
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 26, 2002                           2002-G
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          July 25, 2002                           2002-7
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          July 25, 2002                           2002-H
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          August 27, 2002                         2002-I
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 26, 2002                      2002-J
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 27, 2002                      2002-K
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          August 27, 2002                         2002-8
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 26, 2002                      2002-9
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          October 24, 2002, as amended            2002-10
America, N.A. and The Bank of New York                      by Amendment No. 1, dated
                                                            January 30, 2004